                                                                 EXHIBIT 24.2

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement on Form S-8/S-3 of VitalCom Inc. of our report dated January 8, 1996 appearing in the Registration Statement of VitalCom, Inc. on Form SB-2 declared effective on February 13, 1996.



Costa Mesa, California
May 13, 1996


                                                      Deloitte & Touche LLP


                                                      /s/ DELOITTE & TOUCHE LLP